UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

FOSSIL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Fossil Group, Inc.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on October 2, 2026 at 9:00 a.m., Central Time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at https://web.viewproxy.com/fossil/2026

If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before September 21, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. →

CONTROL NUMBER

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Fossil Group, Inc.:

The 2026 Annual Meeting of Stockholders of Fossil Group, Inc. will be held virtually on October 2, 2026, at 9:00 a.m., Central Time.

As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at **https://web.viewproxy.com/fossil/2026** and using the Virtual Control Number above. **Your registration must be received by 11:59 pm, Eastern Time on October 1, 2026.** On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see "How can I attend the Annual Meeting?" in the Questions and Answers about the Annual Meeting section of the Proxy Statement.

The Board recommends a vote "FOR" Proposals 1, 2, 3 and 4.

1. ELECTIONS OF DIRECTORS:

(1)	Susie Coulter	(5)	Chandhu Nair
(2)	Sebastian J. DiGrande	(6)	Marc Rey
(3)	Pamela J. Edwards	(7)	Wendy L. Schoppert
(4)	Franco Fogliato		

2. Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers.

3. Proposal to approve the First Amendment to the Fossil Group, Inc. 2024 Long-Term Incentive Plan.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2027.

NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet: Go to https://web.viewproxy.com/fossil/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone: Call 1-877-777-2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to FOSL www.AALvote.com/FOSL. Have your 11-digit Virtual Control Number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/FOSL Have your 11-digit Virtual Control Number available and follow the prompts. Fossil Group, Inc.